UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 2, 2007
CBRL GROUP, INC.

Tennessee	0-25225	62-1749513

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
305 Hartmann Drive, Lebanon, Tennessee 37087
(615) 444-5533
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On October 2, 2007, CBRL Group, Inc. (the “Company”) issued the press release, which is furnished hereto as Exhibit 99.1 and incorporated by reference as if fully set forth herein, announcing the comparable store sales for its Cracker Barrel Old Country Store® restaurants and gift shops for the four-week period ending Friday, September 28, 2007.
     On October 3, 2007, the Company will present the information that is furnished as Exhibits 99.2 through 99.11 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, to current and potential investors.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
     See Exhibit Index immediately following signature page.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2007	CBRL GROUP, INC.
	By:	/s/ N.B. Forrest Shoaf
		Name:	N.B. Forrest Shoaf
		Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by CBRL Group, Inc. dated October 2, 2007

99.2	Cracker Barrel Fact Book dated October 3, 2007

99.3	Presentation of Diana Wynne

99.4	Presentation of Mike Woodhouse

99.5	Presentation of Doug Barber

99.6	Presentation of Terry Maxwell

99.7	Presentation of Deb Evans

99.8	Presentation of Simon Turner

99.9	Presentation of Ed Greene

99.10	Presentation of Larry White

99.11	Presentation of Bob Doyle